Exhibit 99.1

RAIT Financial Trust Announces Conclusion of Strategic and Financial Alternative Review Process, Next Steps and Other Items

PHILADELPHIA, PA – February 20, 2018 – RAIT Financial Trust (NYSE: RAS) (“RAIT”) today announced that a special committee of RAIT’s independent trustees (the “Special Committee”) delegated the authority by RAIT’s Board of Trustees (the “Board”) to manage RAIT’s previously announced review of strategic and financial alternatives for RAIT has concluded this review. This review, conducted with the support of financial and legal advisors, was deliberate and comprehensive in its evaluation of a wide range of potential alternatives which included, but were not limited to, (i) refinements of RAIT’s operations or strategy, (ii) financial transactions, such as a recapitalization or other change to RAIT’s capital structure and (iii) strategic transactions, such as a sale of all or part of RAIT. At this time, the Board has determined that this review did not identify a suitable strategic or financial transaction with another counterparty that was preferable to the steps being reported today. As a result, the Board, after considering the recommendations and advice of the Special Committee, RAIT’s management and legal and financial advisors, determined that RAIT should take steps to increase RAIT’s liquidity and better position RAIT to meet its financial obligations as they come due and to continue to operate as a going concern. These steps include, but are not limited to:

•	The cessation of RAIT’s lending business along with the implementation of other steps to reduce costs within its other operating businesses;

•	The continuation of the process of selling RAIT’s property portfolio while servicing and managing RAIT’s existing commercial real estate loan portfolio; and

•	The engagement of a financial advisor to assist and advise RAIT during this process.

Other Items

Q4 and Fiscal 2017 Financial Results

•	RAIT expects to timely file its annual report for the year ended December 31, 2017 on Form 10-K with the Securities and Exchange Commission by March 16, 2018.

About RAIT Financial Trust

RAIT Financial Trust is an internally-managed real estate investment trust. For more information, please visit www.rait.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “strategy,” “expect,” “should,” “believe,” or other similar words or terms. Such forward-looking statements include, but are not limited to, statements regarding RAIT’s ability to increase RAIT’s liquidity and better position RAIT to meet its obligations as they come due and to continue to operate as a going concern, RAIT’s expectations as to the financial impact of the actions described and expectations as to the impact of such actions on our stakeholders. Such statements are subject to known and unknown risks, uncertainties and contingencies that may cause actual results to differ materially from the expectations, intentions, beliefs, strategies or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the effect of the announcement of the actions described on RAIT’s business, including its financial and operating results and its employees, lenders and other capital sources and customers and RAIT’s ability to meet New York Stock Exchange continued listing standards; whether the actions described will increase RAIT’s liquidity and better position RAIT to meet its financial obligations as they come due and to continue to operate as a going concern; whether RAIT will be able to obtain sufficient liquidity through distributions from its consolidated securitizations and servicing and managing RAIT’s existing commercial real estate loan portfolio to better position RAIT to meet its financial obligations as they come due; whether RAIT will be able to continue to divest RAIT’s legacy real estate owned portfolio and existing property management operations and the majority of RAIT’s non-lending assets and repay any related debt and generate additional liquidity; final accounting determinations on gains or losses realized in the event properties are sold or divested for prices that differ from their carrying value or if property valuations are adjusted in the process of revaluating properties when they are characterized as held for sale; RAIT’s ability to attract and retain members of its management team and key employees; and other factors described in RAIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other filings with the SEC. RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

RAIT Financial Trust Contact

Andres Viroslav

215-207-2100

aviroslav@rait.com